                                                                       Exhibit 6

                             JOINT FILING AGREEMENT

         The undersigned each agree that (i) the Statement on Schedule 13D relating to the Common Stock, $0.10 par value, of Costilla Energy, Inc. is adopted and filed on behalf of each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on
Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

         EXECUTED as of January 4, 1999.

                                           SUNDANCE ASSETS, L.P.

                                           By:  Ponderosa Assets, L.P.
                                                its general partner

                                           By:  Enron Ponderosa Management
                                                Holdings, Inc. its general
                                                partner

                                                By: \s\ Peggy B. Menchaca
                                                   -----------------------------
                                                Name:    Peggy B. Menchaca
                                                Title:   Vice President and
                                                         Secretary

                                           ENRON CAPITAL & TRADE RESOURCES CORP.

                                           By: \Peggy B. Menchaca
                                               ---------------------------------
                                           Name:  Peggy B. Menchaca
                                           Title:  Vice President and Secretary


                                           ENRON CORP.


                                           By: \s\ Peggy B. Menchaca
                                               ---------------------------------
                                           Name:  Peggy B. Menchaca
                                           Title:  Vice President and Secretary



                                 Page 6-1 of 17

                                           JOINT ENERGY DEVELOPMENT
                                           INVESTMENTS II LIMITED PARTNERSHIP

                                           By:   Enron Capital Management II
                                                 Limited Partnership, its
                                                 general partner

                                           By:   Enron Capital II Corp., its
                                                 general partner


                                           By: \s\ Peggy B. Menchaca
                                               ---------------------------------
                                           Name:  Peggy B. Menchaca
                                           Title:  Vice President and Secretary



                                 Page 6-2 of 17